EXHIBIT 99.2 COMMON STOCK PURCHASE AGREEMENT - SUN

ASIA PREMIUM TELEVISION INCORPORATED

(FORMERLY KNOWN AS GTM HOLDINGS, INC.)

AND

SUN MEDIA GROUP HOLDINGS LIMITED

AND

WILLIAM A. FISHER

COMMON STOCK

PURCHASE AGREEMENT

Schedule

Particulars of the Company Schedule 1 - Part A

Particulars of the Company's Subsidiary Schedule 1 - Part B

Index of Exhibits

Target Companies - Exhibit A

Address for Notices - Exhibit B

Accounts - Exhibit C

Agreements - Exhibit D

ASIA PREMIUM TELEVISION INCORPORATED

(FORMERLY KNOWN AS GTM HOLDINGS, INC.)

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the "Agreement") is entered into as of October 21, 2002 by and among ASIA PREMIUM TELEVISION INCORPORATED (FORMERLY KNOWN AS GTM HOLDINGS, INC.), a Nevada corporation (the "Company") and SUN MEDIA GROUP HOLDINGS LIMITED, a Bermuda corporation (the "Purchaser") and WILLIAM A. FISHER, an individual being the controlling shareholder of the Company at the date of this Agreement (the "Guarantor").

Recitals

Whereas, the Company has authorized the sale and issuance of an aggregate of Three Hundred Million (300,000,000) shares of its Common Stock (the "Shares"), particulars of the Company are set out in Schedule 1; and

Whereas, the Company desires to issue and sell and the Purchaser desires to purchase the Shares on the terms and conditions set forth herein.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

Section 1. Agreement to Sell and Purchase.

1.1 Authorization of Shares. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized the sale and issuance to the Purchaser of the Shares.

1.2 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company Three Hundred Million (300,000,000) Shares at a purchase price of US$0.062 per Share such consideration is to be satisfied by the Purchaser in the manner set out in Clause 2.2(b)(i).

Section 2. Closing, Delivery and Payment.

2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the"Closing") shall take place at 12:00 p.m. (Hong Kong time) on the date immediately following the date of signing of this Agreement (or such other date as the parties hereto may agree in writing) in Hong Kong or at such other time or place as the Company and Purchaser may mutually agree (the"Closing Date").

2.2 Delivery of Shares and Payment. At the Closing, subject to the terms and conditions of this Agreement,

(a) the Company shall :-

(i) deliver to the Purchaser share certificates in the name of the Purchaser or its nominee(s) representing the number of Shares to be purchased by the Purchaser under this Agreement; and

(ii) to deal with such other matters for the purpose of giving effect to the provisions of this Agreement and execute and/or procure to be executed all necessary documents; and

(b) the Purchaser shall :-

(i) make payment for the Shares in the total sum of Eighteen Million Six Hundred Thousand United States Dollars (US$18,600,000) by way of transferring or procurring to transfer the entire issued share capital of each of the companies set out in Exhibit A (the "Target Companies") to the Company or its designated nominee(s) and deliver to the Company certificates for the shares representing the entire issued share capital of each Target Company; and

(ii) to deal with such other matters for the purpose of giving effect to the provisions of this Agreement and execute and/or procure to be executed all necessary documents.

2.3 Undertaking by the Company and the Guarantor. The Company agrees to and the Guarantor shall procure the Company to, unless with the written consent of the Purchaser, prior to the Closing :

(a) not in any way modify the rights attached to the shares of the Company as a class or attach any special restrictions thereto;

(b) not issue or pay up any securities by way of capitalisation of profits or reserves;

(c) not to authorize (by reclassification of an existing class or series, or otherwise) or issue any new class or series of shares senior to or on parity with the Shares as to voting rights, dividends, redemption or a distribution of assets on liquidation;

(d) not to increase or decrease the number of authorized shares of any class or series of the Company's capital; and

(e) to maintain the trading of the shares of the Company on the OTCBB.

2.4 Compliance with Securities Act. The Company agrees to comply with and procure the compliance of all conditions, if any, imposed by the Securities and Exchange Commission of the United States ("SEC") on the Shares under the Securities Act.

Section 3. Representations and Warranties of the Company and the Guarantor.

The Company and the Guarantor hereby jointly and severally represent and warrant to Purchaser as follows, which representations and warranties are true and accurate in all respects and not misleading at the date of this Agreement and will continue to be true and accurate in all respects and not misleading up to and including the Closing:

3.1 Organization, Good Standing and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada. The Company is duly qualified to do business in the State of Nevada and as a foreign corporation in any other jurisdictions in which such qualification is required except where failure to so qualify would not have a material adverse effect on the Company or its business, prospects or financial condition. The Company has no subsidiaries, direct or indirect, nor any interest, direct or indirect, in any other corporation, partnership, joint venture, association or other business entity except American Overseas Investment Co Ltd. (its "Subsidiary" together with the Company the "Group"). The Company has all requisite corporate power and authority to own its properties and conduct its business as presently conducted. The Company has not done or omitted to do and none of its officers, agents, employees have done or omitted to do anything materially in contravention or breach of any law, order or regulation or the like (whether in the State of Nevada or elsewhere) applicable to it or its business and giving rise to any material fine, penalty, default proceedings or other liability on its part. For the purpose of interpretation, any fine, penalty or liability exceeding US$10,000 shall be regarded as "material").

3.2 Capitalization; Voting Rights. The authorized capital stock of the Company, immediately prior to the Closing, will consist of 850,000,000 shares, all of which are Common Stock. The Shares in issue and issuable as of the date of this Agreement are set out in Schedule 1. All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth in Schedule 1, there are no outstanding options, warrants, rights, proxy or shareholder agreements, arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free and clear of any liens and encumbrances and third party rights and claims; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

3.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the performance of all obligations of the Company hereunder at each Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the relevant Closing. This Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with its terms. The sale of the Shares are not and will not be subject to any preemptive rights or rights of first refusal or rights of co-sale or claims that have not been properly waived or complied with.

3.4 Liabilities. Save for the obligations under the agreements set out in Exhibit D, the Company and its Subsidiary have no liabilities (whether existing, contingent, asserted or unasserted).

3.5 Agreements; Action.

(a) Except for agreements explicitly contemplated hereby and the agreements set out in Exhibit D, there are no agreements, understandings or proposed transactions or arrangements between the Group and any third parties and any of the Group's officers, directors, affiliates or any affiliate thereof.

(b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which any member of the Group is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Group in excess of US$10,000 in aggregate, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Group (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Group's products or services, or (iv) indemnification by the Group with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

(c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities in excess of US$10,000 in the aggregate, (iii) made any loans or advances to any person, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business, or (v) agreed to repay or redeem any shares of its capital stock or otherwise reduced or agreed to reduced its issued capital stock.

(d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

3.6 Obligations to Related Parties. There are no obligations of the Group to officers, directors, shareholders, or employees of the Group. The Group is not a guarantor or indemnitor of any indebtedness of any person, firm or corporation.

3.7 Title to Properties and Assets; Liens, etc. Each member of the Group has good and marketable title to its properties and assets and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent, (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Group, and (iii) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures and other properties owned, leased or used by the Group are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

3.8 Intellectual Property. To the best of its knowledge, each member of the Group owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is any member of the Group bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Group has not received any communications alleging that the Group has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Group is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Group or that would conflict with the Group's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Group's business by the employees of the Group, nor the conduct of the Group's business as proposed, will, to the Group's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Group does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Group, except for inventions, trade secrets or proprietary information that have been assigned to the Group.

3.9 Compliance with Other Instruments. The Group is not in violation or default of any term of its Articles of Association or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Group which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Group. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Shares pursuant hereto will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Group or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Group, its business or operations or any of its assets or properties.

3.10 Litigation. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against any member of the Group including but not limited to questions the validity of, or the right of the Company to enter into, this Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Group, financially or otherwise, or any change in the current equity ownership of the Group, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Group's employees, their use in connection with the Group's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company or its Subsidiary is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or its Subsidiary currently pending or which the Company or its Subsidiary intends to initiate.

3.11 Employees. Each member of the Group has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to any member of the Group. No employee has any agreement or contract, written or verbal, regarding his employment. To the Company's knowledge, no employee of any member of the Group, nor any consultant with whom any member of the Group has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, any member of the Group because of the nature of the business to be conducted by the Group; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.

3.12 Registration Rights. Except as agreed to be granted to the Purchaser, there are no outstanding rights to register any of the Company's presently outstanding securities, or any of its securities that may be subsequently issued under the Securities Act.

3.13 Compliance with Laws; Permits. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiary has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and/or its Subsidiary and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

3.14 Taxation. The Group has (i) properly made all returns and provided all other information required for the purposes of taxation and none of such returns is disputed by the tax authority concerned; and (ii) not made or agreed to make any payment to or provided or agreed to provide any benefit for any officer or employee of the Group or any third party which is not allowable as a deduction in calculating the profits of the Group for taxation purposes. All payments by the Group to any person which ought to have been made under deduction or withholding of tax have been so made and the Group has accounted to the tax authority for tax deducted or withheld.

3.15 Accounts.

(a) The accounts attached hereto as Exhibit C (the "Accounts") for the period up to 30 June 2002 (the "Accounts Date") have been diligently and honestly prepared in accordance with generally acceptable accounting principles in the United States of America and represent a complete and accurate view of the profit of the Group in all material respects for the period ended on and the financial position of the Group as at the Accounts Date.

(b) All assets of the Group of a wasting or depreciable nature as at the Accounts Date are stated in the Accounts after deduction of depreciation, and such depreciation being in amounts sufficient to write down such assets over their respective expected useful economic lives, and unless stated to the contrary in the Accounts, depreciation is calculated on a straight line basis and a consistent depreciation policy has been adopted over all assets and there has been no change in the basis and policy of depreciation.

(c) All accounting records, vouchers, invoices, ledgers, contracts and memoranda and all other accounting documents of the Group and records of all transactions thereof are in the possession of the Group and have been properly written up, kept and maintained in accordance with the United States of America generally accepted accounting practice.

(d) The Group has not made any changes to its accounting policies.

(e) No loan or credit facilities have been extended to either the Company or its Subsidiaries. The total amount borrowed by any member of the Group from its bankers does not exceed its overdraft facilities and from whatsoever source does not exceed any limitation on borrowing contained in its constitutive documents or any other deed or document binding on it.

(f) The assets of the Group have been in the possession of, or under the control of, the Group.

(g) There has been no material adverse change to the business, financial position or prospects of the Group since 30 June 2002.

3.16 Limitation of Liabilities. The liabilities of the Guarantor in respect of all claims to be made by the Purchaser in respect of the Guarantor's breach of his representation, warranties and undertakings under this Agreement shall be limited as follows :-

(a) The maximum liability of the Guarantor to the Purchaser in respect of all claims under this Agreement shall not exceed the aggregate amount of all liabilities of and claims against the Company arising from any act and omission of the Group at or prior to the Closing which the Guarantor has failed to assume discharge cancel or waive in accordance with the provisions of the Common Stock and Asset Purchase Agreement referred to in Exhibit D; and

(b) The Guarantor shall not have any liabilities for any claim under this Agreement unless notice in writing of such claims (stating in reasonable detail the nature of such claims and so far as practicable the amount of such claims) has been given to the Guarantor on or before the expiry of 18 months from the date of signing of this Agreement.

Section 4. Representations and Warranties of the Purchaser.

The Purchaser hereby represents and warrants to the Company as follows, which representations and warranties are true and accurate in all respects and not misleading at the date of this Agreement and will continue to be true and accurate in all respects and not misleading up to and including the Closing:

4.1 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be valid and binding obligations of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (ii) general principles of equity that restrict the availability of equitable remedies.

4.2 Investment Representations. The Purchaser understands that the Shares have not been registered under the Securities Act. The Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in the Agreement. The Purchaser hereby represents and warrants as follows :-

(a) Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser is able to bear the economic risk of this investment.

(b) Acquisition for Own Account. The Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

(c) Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management's, business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d) Company Information. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

4.3 Organization, Good Standing and Qualification. Each Target Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each Target Company has all requisite corporate power and authority to own its properties.

4.4 Capitalization; Voting Rights. The authorized and issued share capital of each Target Company and all shares in issue and issuable as of the date of this Agreement are set out in Exhibit A. All issued and outstanding shares of each Target Company (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable laws concerning the issuance of securities. There are no outstanding options, warrants, rights, proxy or shareholder agreements, arrangements or agreements of any kind for the purchase or acquisition from each Target Company of any of its securities. When transferred in compliance with the provisions of this Agreement, the shares of each Target Company will be validly issued, fully paid and nonassessable, and will be free and clear of any liens and encumbrances and third party rights and claims.

Section 5. Conditions to Closing.

5.1 Conditions to Purchaser's Obligations at the Closing. Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

(a) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing).

(b) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be effective.

(c) Legal Opinion. The Purchaser shall have obtained a legal opinion from Nevada legal counsel in a form satisfactory to the Purchaser at its sole discretion.

(d) Trading. The Company shall have maintained its OTCBB status at the Closing and there is no indication from the relevant regulatory authorities that the Company will be delisted from such exchange system. The Company and the Guarantor shall forthwith give notice to the Purchaser when it or he is or should be aware of any risk of the delisting of the shares of the Company by any such exchange system.

Section 6. Miscellaneous.

6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Nevada.

6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

6.4 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

6.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.6 Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written agreement of the parties hereto.

(b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Company and the Purchaser.

6.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

6.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth in Exhibit B and to Purchaser at the address set forth in Exhibit B or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

6.9 Expenses. Each party shall pay all costs and expenses that each, respectively, incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

6.10 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

6.11 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

6.13 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

6.14 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have executed the Common Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY: PURCHASER

ASIA PREMIUM TELEVISION

SUN MEDIA GROUP HOLDINGS

INCORPORATED LIMITED

By: _____________________ By: ____________________

William A. Fisher, Director Bruno Wu, Group Chief Executive Officer

GUARANTOR:

WILLIAM A. FISHER

_______________________________

COMMON STOCK PURCHASE AGREEMENT

schedule 1

Part A

PARTICULARS OF THE COMPANY

1. Name of Company : Asia Premium Television Incorporated (formerly known as GTM Holdings, Inc)

2. Place of Incorporation : State of Nevada, United States

3. Date of Incorporation : 21 September 1989

4. Issued and Issuable Share : 812,185,689 shares of Common Stock

Capital

5. Authorised Share Capital : 850,000,000 shares of Common Stock with par value of US$0.001

6. Principal Office : Suite 12/F Nam Kwong Building, Avenida Rodrigo Rodrigues, Macau S.A.R.

7. Shareholders : Following completion of all anticipated share transactions on or about the Closing Date :

Shareholding Name	Number of Shares	Percentage
William A. Fisher and/or his nominated persons and related parties	56,853,000	7.0%
Asia East Investments Limited	450,000,000	55.4%
Sun Media Group Holdings Limited	300,000,000	36.9%
Other shareholders	5,332,689	0.7%
	_____________	_______
Total :	812,185,689	100%

8. Directors : William A. Fisher, Director

Marian Fisher, Director

9. Company Secretary : Marian Fisher

10. Financial Year : 31 December

11. Subsidiary : American Overseas Investment Co Ltd.

Part B

PARTICULARS OF THE COMPANY'S SUBSIDIARY

1. Name of Company : American Overseas Investment Co Ltd.

2. Place of Incorporation : The Special Administrative Region of Macau, People's Republic of China

3. Date of Incorporation : 23 May 2001

4. Incorporation Number : 14628(SO)

5. Issued Equity Capital : MOP$100,000

6. Authorised Equity Capital : MOP$100,000

7. Registered Office : Suite 12/F Nam Kwong Building, Avenida Rodrigo Rodrigues, Macau S.A.R.

8. Shareholders :

Name	Equity Capital	Percentage
Asia Premium Television Incorporated (formerly known as GTM Holdings, Inc.)	MOP $99,000	99%
William A. Fisher	MOP $1,000	1%

9. Directors : William A. Fisher

Brian Murphy

10. Company Secretary : Nil

11. Financial Year : 31 December

COMMON STOCK PURCHASE AGREEMENT

Exhibit A

TARGET COMPANIES

(1) All issued share capital of Capital Channel Limited; and

(2) All issued share capital of Sun Television Cybernetworks Trading Limited.

Particulars of Capital Channel Limited

1. Company Number : 458990

2. Place of Incorporation : British Virgin Islands

3. Date of Incorporation : 17 August 2001

4. Registered Office : P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

5. Issued Share Capital : US$1.00

6. Shareholder :

Name	Number of Share	Percentage
Sun Media Group Holdings Limited	1	100%

7. Business :

Since its incorporation, Capital Channel Limited has not conducted any business activity or owned any asset save for the management service agreement entered into by it on 6 September 2001 to provide management services to BCC (Entertainment) Limited and independent third parties who are principally engaged in the provision of contents for digital multimedia broadcasting utilizing, amongst others, cable television networks in the PRC. BCC (Entertainment) Limited and those third parties have entered into exclusive contracts with various suppliers of television programs, programs and publications (including, amongst others, Fashion TV Ltd., MTV Asia LDC and China Movies Group Limited)

Particulars of Sun Television Cybernetworks Trading Limited

1. Company Number : 378153

2. Place of Incorporation : British Virgin Islands

3. Date of Incorporation : 24 March 2000

4. Registered Office : P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

5. Issued Share Capital : US$1.00

6. Shareholder :

Name	Number of Share	Percentage
Sun Media Group Holdings Limited	1	100%

7. Business :

Since its incorporation, the only asset of Sun Television Cybernetworks Trading Limited is an investment in 53.2% of the issued share capital of BCC (Entertainment) Limited. BCC (Entertainment) Limited is principally engaged in the provision of contents for digital multimedia broadcasting utilizing, amongst others, cable television networks in the PRC and have entered into exclusive contracts with various suppliers of television programs, programs and publications (including, amongst others, Fashion TV Ltd. and China Movies Group Limited)

COMMON STOCK PURCHASE AGREEMENT

Exhibit B

ADDRESS FOR NOTICES

If to the Company:

Suite 12/F., Nam Kwong Building

Avenida Rodrigo Rodriques

Macau Special Administrative Region

The People's Republic of China

Facsimile: (853) 711-999

Attention: The President

If to the Purchaser:

Unit 6101, The Center

99 Queen's Road Central

Hong Kong

Facsimile: (852) 2687 5741

Attention: Mr Rex Wong

If to the Guarantor:

William A. Fisher

Ocean Garden Koon Court

Estrade da Taipa

Taipa Island

Macau

Facsimile: (853)811-123

COMMON STOCK PURCHASE AGREEMENT

Exhibit C

ACCOUNTS

As filed and publicly available through EDGAR internet service :

1. Audited Accounts of the Company for the period up to 31 December 2001; and

2. Unaudited Accounts of the Company up to 30 June 2002.

COMMON STOCK PURCHASE AGREEMENT

Exhibit D

Agreements

1. Common Stock and Asset Purchase Agreement on or about the date hereof and made between the Company, its Subsidiary, American Overseas Real Estate Investment Company Limited, the Guarantor and a British Virgin Islands company nominated by the Guarantor;

2. Common Stock Purchase Agreement on or about the date hereof and made between the Company, Asia East Investments Limited and the Guarantor;

3. Film Rights Agreement dated 20 September 2001 referred to in the Common Stock and Asset Purchase Agreement; and

4. Production and Broadcast Purchase Agreement dated 12 October 2001 referred to in the Common Stock and Asset Purchase Agreement.